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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 14, 2002


                              Hercules Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                              001-00496             51-0023450
------------------------------     --------------           --------------------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)


                                 Hercules Plaza
                            1313 North Market Street
                         Wilmington, Delaware 19894-0001
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (302) 594-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

        On February 14, 2002, Hercules Incorporated ("Hercules") announced the affirmation of the judgment against it in Hexcel Corporation v. Hercules Incorporated, Supreme Court of New York, County of New York, and revised fourth quarter and year 2001 results.

        A press release describing the judgment, dated February 14, 2002, was issued by Hercules and is filed as an exhibit hereto and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

        99.1 Press Release of Hercules Incorporated dated February 14, 2002.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               HERCULES INCORPORATED


February 15, 2002                              By:  /s/ Israel J. Floyd
                                                  ---------------------------
                                                        Israel J. Floyd
                                                        Corporate Secretary
                                                        and General Counsel


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                                  EXHIBIT INDEX

Number         Exhibit
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
99.1           Press Release of Hercules Incorporated dated February 14, 2002.